                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                       1-14120                   52-1611421
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 14, 2006,  Blonder Tongue  Laboratories,  Inc. (the  "Company")
entered  into a Stock  Purchase  Agreement  ("Stock  Purchase  Agreement")  with
Ferris,  Baker,  Watts,  Incorporated  ("Ferris  Baker").  Pursuant to the Stock
Purchase  Agreement  the  Company  purchased  from  Ferris  Baker,  in a private off-market block transaction,  one million, two hundred  ninety-three  thousand, one hundred fifty-four (1,293,154) shares (the "Shares") of its common stock for
Seventy-Five  Cents ($0.75) per share,  for an aggregate  purchase price of Nine
Hundred  Sixty-Nine  Thousand,  Eight Hundred Sixty-Five Dollars and Fifty Cents
($969,865.50).

     The  Shares  were  owned by James H.  Williams,  a former  director  of the
Company  ("Williams"),  and had been  pledged  by  Williams  to Ferris  Baker as collateral  under a margin account  agreement for a margin  account  ("Account")
maintained  by Ferris Baker on behalf of  Williams.  In  connection  with Ferris
Baker's  election to exercise its right to sell the Shares  pursuant to a margin call against the Account,  Ferris Baker sold the Shares,  on behalf of Williams, to the Company.

     Williams presently serves as a consultant to the Company under a Consulting
Agreement  dated January 1, 1995, as amended,  between the Company and Williams.
In addition,  immediately prior to this sale,  Williams was the owner of greater than ten percent (10%) of the Company's  outstanding common stock.  Further,  in the ordinary  course of its business,  Ferris Baker may maintain margin or other accounts  for, or provide  brokerage  services  to,  certain of the  officers or directors of the Company.

     The foregoing  description of the Stock Purchase  Agreement is qualified in its  entirety by reference to the  complete  terms and  conditions  of the Stock
Purchase  Agreement,  which is filed as Exhibit 99.1 to this  Current  Report on
Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   The following exhibits are filed herewith:
         Exhibit 99.1               Stock Purchase Agreement

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                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:     /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President
                                         and Chief Financial Officer

Date: November 17, 2006

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